     STRATTON
     MONTHLY
     DIVIDEND
     SHARES, INC.

================================================================================











         SMDS

================================================================================

                             THIRD QUARTER REPORT
                               OCTOBER 31, 1995

                                FUND HIGHLIGHTS

                                           OCTOBER 31,       JULY 31,
                                              1995             1995
                                           ----------      -----------

    Total Net Assets................    $  126,441,836  $  124,664,823
    Net Asset Value Per Share.......    $        26.26  $        25.04
    Shares Outstanding..............         4,815,721       4,977,790
    Number of Shareholders..........             7,822           8,236
    Average Size Account............    $       16,165  $       15,137

==========================================================================

PORTFOLIO CHANGES FOR THE QUARTER ENDED OCTOBER 31, 1995 (UNAUDITED)

MAJOR PURCHASES                         MAJOR SALES

Central & South West Corp./(1)/         Allegheny Power System, Inc./(2)/
Central Hudson Gas & Electric Corp.     American Health Properties, Inc.
CINergy Corp.                           IES Industries, Inc./(2)/
Interstate/Johnson Lane, Inc.           National Health Investors, Inc.
  7.75% Cv. Sub. Debs. 03/31/11         Niagara Mohawk Power Corp./(2)/
Nevada Power Co.                        Ohio Edison Co./(2)/
Northeast Utilities/(1)/                P P & L Resources, Inc./(2)/
Orange & Rockland Utilities, Inc.       Texas Utilities Co./(2)/
Puget Sound Power & Light Co.
Rochester Gas & Electric Corp.
WPL Holdings, Inc./(1)/

/(1)/ New Holdings                      /(2)/ Eliminations


TEN LARGEST HOLDINGS OCTOBER 31, 1995 (UNAUDITED)

                                            MARKET     PERCENT
                                            VALUE       OF TNA
                                         ----------   ---------
Oklahoma Gas & Electric Co...........  $  7,200,000      5.7%
Delmarva Power & Light Co............     6,600,000      5.2
CINergy Corp.........................     6,242,500      4.9
Pacific Telesis Group................     6,075,000      4.8
Rochester Gas & Electric Corp........     5,875,000      4.6
Health Care REIT, Inc................     5,808,750      4.6
New York State Electric & Gas Corp...     5,681,250      4.5
Central Hudson Gas & Electric Corp...     5,653,375      4.5
Colonial Properties Trust............     5,625,000      4.5
Central & South West Corp............     5,617,500      4.4
                                       ------------     ----
                                       $ 60,378,375     47.7%
                                       ============     ====

DEAR SHAREHOLDER:

THE ECONOMY

We continue to believe that the Federal Reserve Board will be successful in delivering a "soft landing" to the economy. We expect growth in real GDP to approximate 2% for the next four quarters. Certainly, there are a number of sectors of the economy, notably autos and retail trade, that are doing poorer than that. Offsetting this is growth in business services, exports, and capital spending.

As a result of this outlook, we expect lower short-term interest rates. Recent experience has shown that inflation is not an important concern. The current inflation rate as measured by the CPI (Consumer Price Index) is running around 2.7% and measured by the CPD (Consumption Price Deflator) is running at 1.7%. We believe that the Fed has established a program of lower interest rates but has prolonged the most recent reduction awaiting some resolution of the Federal Budget deficit issue. We expect to see interest rates drop by at least a quarter of 1% by early 1996. Interest rates are an important ingredient in determining the outlook for interest sensitive stocks such as utilities and REITs that dominate the portfolio of SMDS.

THE REIT INDUSTRY

Real Estate Investment Trusts represent about 24% of the portfolio of your Fund. They are divided into three major sectors: Health Care 11%, Commercial 7.7% and Diversified 5.8%. Through the end of October 1995, the Morgan Stanley REIT Index showed a total return of only 4.8%. This compares to the S&P Utility Index of 25.7% and the S&P 500 Index of 29.7%.

The premium dividend return of REITs over U.S. Treasuries has never been as great as it is now. The Morgan Stanley REIT Index was yielding 171 basis points greater than a ten-year U. S. Treasury. We continue to believe that REITs offer better dividend growth than utility stocks. The poor recent price performance compared to the utility index suggests that the REITs today are a source of great investment value when other popular market indexes are hitting record highs.

For the last five years, the number of REITs available has risen substantially. Now there are more than two hundred companies of institutional investment appeal to select from. Many of them operate in sectors of the real estate industry focused either by type of property or geographic location. Long term, we think these stocks offer entrepreneurial style management, freedom from oppressive regulation and attractive external conditions. The wave of overbuilding that took place in the late 80's and early 90's has ceased. Demand for space in most categories is rapidly catching up with the supply of new space. Longer term, we think the real estate industry is significantly undervalued and represents a major contrarian position in our portfolio today.

PORTFOLIO HOLDINGS

During the past fiscal quarter, we added three new securities to our portfolio, Central & South West Corporation, Northeast Utilities and WPL Holdings. In addition, we added to seven existing holdings within the portfolio. Our portfolio turnover for the first nine months rose to 52% on an annualized basis, and our ratio of annualized expenses to average net assets remained at 1.00%. Our portfolio mix continues to be comparable to prior periods with 60.9% in electric utility stocks.

At the end of the third fiscal quarter on October 31, 1995, the Fund's net assets were $126,441,836 and the net asset value per share rose to $26.26. The average size of an account rose to $16,165. Your management and board of directors continue to be committed to building shareholder value. We thank our shareholders for your continued enthusiastic support and for your referrals of new shareholders. As a 100% no-load fund, with no sale charges of any kind, your positive support is our primary marketing asset. Building assets is in every shareholder's interest, as it will help to reduce further our annual expense ratio. If you have any questions regarding our Fund, please feel free to call the Director of Shareholder Services at 1-800-634-5726.

                                   Sincerely yours,



           James W. Stratton                   Gerard E. Heffernan
              Chairman                              President

November 28, 1995

                 ILLUSTRATION OF AN ASSUMED $10,000 INVESTMENT
                   IN STRATTON MONTHLY DIVIDEND SHARES, INC.

     (With all Dividend Income and Capital Gains Distribution Reinvested)

           [GRAPH OF STRATTON MONTHLY DIVIDEND SHARES APPEARS HERE]

                                                                   Fiscal Year Ended 1/31
                          ----------------------------------------------------------------------------------------------------------
                            1981     1982     1983     1984    1985     1986     1987     1988     1989     1990     1991     1992
                          ----------------------------------------------------------------------------------------------------------
        Initial Investment $9,113   9,354    10,808   10,667  11,795   14,604   16,320   13,181   12,824   12,861   12,084   14,609
     Reinvested Inc. Divs. $  583   1,641     3,107    4,379   6,627   10,328   13,744   13,041   15,044   17,513   19,388   26,570
     Reinvested Cap. Gains
             Distributions $   -       -         -        -       -        -       503    1,043    1,015    1,018      956    1,156
                          ----------------------------------------------------------------------------------------------------------
             Total Value   $9,696  10,995    13,915   15,046  18,422   24,932   30,567   27,265   28,883   31,392   32,428   42,335
                          ==========================================================================================================

    If Divs. abd Distribs.
       Were Taken in Cash:
          $ Amt. Div. Inc. $  593     924       882    1,013   1,076    1,139    1,197    1,081    1,092    1,076    1,155    1,024
$ Amt. Cap. Gains Distrib. $   -       -         -        -       -        -       263      341       -        -        -        -
                          ----------------------------------------------------------------------------------------------------------

                                     Fiscal Year Ended 1/31
                             -------------------------------------
                                1993     1994     1995     1996
                             -------------------------------------
        Initial Investment     15,701   15,060   13,039   13,785
     Reinvested Inc. Divs.     31,818   33,590   32,499   37,282
     Reinvested Cap. Gains
             Distributions      1,242    1,192    1,032    1,091
                             -------------------------------------
               Total Value     48,761   49,842   46,570   52,158
                             =====================================

    If Divs. abd Distribs.
       Were Taken in Cash:
          $ Amt. Div. Inc.      1,018    1,024    1,008      756
$ Amt. Cap. Gains Distrib.          -        -        -        -
                             -------------------------------------

NOTE: If dividend income and capital gains distributions were taken in cash, the results would be as shown above under "value of original shares."

Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                            PERFORMANCE COMPARISONS
 (Price Appreciation Plus Dividends & Capital Gains Distributions Reinvested)

PERIOD ENDED                    AVERAGE ANNUAL                   AGGREGATE
  09/30/95                       TOTAL RETURN                   TOTAL RETURN
------------                    --------------                  ------------

   1 year                          + 16.88%                       +  16.88%
   5 year                          + 11.63                        +  73.35
  10 year                          +  9.61                        + 150.36
  15 year                          + 11.83                        + 435.01

-----------------------------------------------------------------------------------------------------------------------
                                  Stratton Monthly Dividend Shares                 Total Investment Return
          Period                          Per Share Data                     Dividends & Capital Gains Reinvested
-----------------------------------------------------------------------------------------------------------------------
        Year Ended           Net Asset        Income        Capital Gains       Capital       Income       Total
        December 31            Value         Dividends      Distrubutions       Return        Return       Return
-----------------------------------------------------------------------------------------------------------------------
   5/31/80 (inception)        $19.05             -                -               -               -            -
-----------------------------------------------------------------------------------------------------------------------
           1980                17.76          $0.985              -           -      6.8%     +   5.2  %  -   1.6  %
-----------------------------------------------------------------------------------------------------------------------
           1981                18.21           1.755              -           +      2.5      +  10.8     +  13.3
-----------------------------------------------------------------------------------------------------------------------
           1982                20.06           1.67               -           +     10.2      +  10.5     +  20.7
-----------------------------------------------------------------------------------------------------------------------
           1983                20.49           1.92               -           +      2.1      +   9.8     +  11.9
-----------------------------------------------------------------------------------------------------------------------
           1984                22.42           2.04               -           +      9.4      +  11.8     +  21.2
-----------------------------------------------------------------------------------------------------------------------
           1985                26.62           2.16               -           +     18.7      +  11.2     +  29.9
-----------------------------------------------------------------------------------------------------------------------
           1986                29.21           2.28             $0.50         +      9.7      +  10.8     +  20.5
-----------------------------------------------------------------------------------------------------------------------
           1987                23.44           2.09              0.65         -     19.8      +   8.4     -  11.4
-----------------------------------------------------------------------------------------------------------------------
           1988                23.63           2.08               -           +      0.8      +   9.0     +   9.8
-----------------------------------------------------------------------------------------------------------------------
           1989                25.88           2.05               -           +      9.5      +   9.3     +  18.8
-----------------------------------------------------------------------------------------------------------------------
           1990                22.66           2.20               -           -     12.4      +   8.6     -   3.8
-----------------------------------------------------------------------------------------------------------------------
           1991                28.31           1.95               -           +     24.9      +  10.2     +  35.1
-----------------------------------------------------------------------------------------------------------------------
           1992                29.16           1.94               -           +      3.0      +   7.4     +  10.4
-----------------------------------------------------------------------------------------------------------------------
           1993                29.17           1.95               -               -           +   6.6     +   6.6
-----------------------------------------------------------------------------------------------------------------------
           1994                23.78           1.92               -           -     18.5      +   6.4     -  12.1
-----------------------------------------------------------------------------------------------------------------------

The average annual total return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial investment by $1,000 and taking the root of the quotient equal to the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The aggregate total return is computed by determining the aggregate compounded rate of return during specified periods that likewise equates the initial amount invested to the ending redeemable value of such investment.

All dividends and capital gains distributions have been reinvested on the reinvestment dates during the period. There are no sales charges, 12b-1, or redemption fees of any kind in Stratton Monthly Dividend Shares, Inc. Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      STRATTON MONTHLY DIVIDEND SHARES AND THE DOW JONES UTILITY INDEX*
                  TEN YEAR PERFORMANCE (10/31/85 - 10/31/95)

           [GRAPH OF STRATTON MONTHLY DIVIDEND SHARES APPEARS HERE]

    Average Annual Total Return
         1 Year      5 Year     10 Year
        17.07%      11.61%       9.17%

    SMDS          DOW JONES

                  UTILITIES
1985    $10,000       $10,000
1986    $13,390       $14,200
1987    $11,651       $13,365
1988    $12,936       $14,949
1989    $15,153       $18,864
1990    $13,887       $19,639
1991    $18,244       $20,939
1992    $20,955       $22,734
1993    $24,144       $26,286
1994    $20,542       $21,154
1995    $24,048       $26,737

                  *THE DOW JONES UTILITY INDEX IS AN UNMANAGED INDEX

               DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Monthly Dividend Shares' objective is to seek a high rate of return from dividend and interest income on its investments in common stocks and securities convertible into common stocks. The Fund will invest at least 80% of its assets in equity securities. The Fund must invest at least 25% of its assets in securities of public utility companies engaged in the production, transmission or distribution of electric, energy, gas, water or telephone services. The Fund may invest in Real Estate Investment Trusts.

From an overall equity universe of more than 2,500 companies, Stratton Management through computer techniques screens down to about 100 companies by selecting stocks which possess a dividend yield of at least 6%. Our second screen then reduces that universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage. The portfolio contains approximately thirty to forty companies that meet these tests. Fundamental security analysis is applied to those companies on a continuing basis. The final selection of stocks for the portfolio of Stratton Monthly Dividend Shares is made by James W. Stratton, who has served as portfolio manager for fifteen years. In his absence a back-up portfolio manager, Gerard E. Heffernan serves.

The volatility of the portfolio as measured by the Beta of the stocks is considerably below average when compared to other stock mutual funds. By combining high dividend yields and lower than average price volatility, the Fund tries to produce good relative performance in up markets and superior relative performance in down markets.

The Fund is likely to experience superior relative performance in periods that accompany declining interest rates. The Fund is likely to be affected negatively in performance in periods of rising interest rates. Conditions relating to the Fund's performance over the past twelve months and our outlook for the next twelve months, are presented in the President's letter on pages 4 and 5.

                       STRATTON MONTHLY DIVIDEND SHARES
                            (QUESTIONS AND ANSWERS)

WHAT IS THE FUND'S GOAL AND INVESTMENT STRATEGY?

SMDS seeks to provide a high level of current monthly income and to offer the potential for long-term capital appreciation. In order to achieve these goals, the Fund invests substantially all of its assets in high income-producing U.S. equity securities. The Fund normally remains fully invested at all times and
------
its annual portfolio turnover rate ranges from 20% to 40%.

WHO SHOULD INVEST?

SMDS is intended for the income-oriented stock investor. The Fund may be particularly helpful to "retired individuals" needing a steady stream of income to meet living expenses and also wanting moderate long-term growth to help offset inflation.

HOW DIVERSIFIED IS THE PORTFOLIO OF THE FUND?

The portfolio normally holds between 30 to 40 investment positions comprised of the following types of securities:

     UTILITY STOCKS - At least 25% of the Fund's portfolio will be invested in
     --------------
     equity securities of public utility companies. In the past, the generally durable and gradually rising dividends of electric utility stocks have played a major role in helping SMDS achieve its high income objective. However, past performance is no guarantee of future results.

     HIGH DIVIDEND COMMON STOCKS - In order to broaden portfolio
     ---------------------------
     diversification, the Fund will attempt to invest in high dividend paying stocks outside of the utility industry. In the past, higher yielding equity REITs (Real Estate Investment Trusts) have comprised the most significant portion of the non-utility investments.

     CONVERTIBLE SECURITIES - Portfolio and industry diversification are
     ----------------------
     broadened further with convertible preferred stocks and convertible bonds. Convertible securities offer higher yields than their issuer's underlying common stock but still have similar growth potential.

WHAT HAS BEEN THE AVERAGE "INCOME RETURN" OF THE FUND?

SMDS' primary investment goal is to produce an attractive current income return regardless of the changes occurring in the financial markets. Since inception, the Fund has consistently produced positive annual income returns ranging from
                                   --------
5.2% to 11.8%.  Of course, past performance is no guarantee of future results.

WHAT HAS BEEN THE "CAPITAL RETURN" PATTERN OF THE FUND?

The Fund's share price is generally linked to the movement of utility stocks, which like bonds, are most sensitive to changes in interest rates. Not surprisingly, SMDS has experienced its highest capital returns during periods of declining interest rates. Conversely, during periods of rising interest rates the Fund's shares have been vulnerable to price declines.

HOW VOLATILE IS THE FUND?

SMDS is considered to be a relatively "low-risk" investment by many independent mutual fund rating services because in the past its relative share price volatility has been well below that of the general stock market (S&P 500). In addition, the conservative nature of its security holdings and yield-based investment process should help reduce capital depreciation during broad stock market declines. The Fund's portfolio "beta" (a measure of relative volatility) is among the lowest among stock mutual funds.

WHO IS THE FUND'S INVESTMENT ADVISOR?

Stratton Management Company in Plymouth Meeting, Pennsylvania has been the Investment Advisor to the Fund since 1980. James W. Stratton, the chief investment officer, is a nationally recognized proponent of yield-based investing with over 30 years of investment management experience. Mr. Stratton holds a B.S. in Geophysics from Penn State University and an M.B.A. from The Harvard Business School.

WHAT IS THE BEST APPROACH FOR INVESTING IN SMDS?

Ideally, SMDS should be part of a soundly balanced investment program that includes stock, bond and money market investments. Instead of attempting to "time" the market, we recommend a long-term dollar-cost-averaging approach.
                                            ---------------------
Dollar-cost-averaging requires a continuous investment in securities regardless of fluctuating price levels. Although this strategy does not assure a profit or protect against losses in a declining market, it can help lower the average cost of your shares. This can increase your return if the stock price moves higher.
                 -------------------------------------------------------------
For dollar-cost-averaging to be successful, investors must have the financial ability to continue making purchases over an extended market cycle. In addition, one must be temperamentally well suited for investing during periods of declining share prices.

WHAT ARE THE ADVANTAGES OF REINVESTING DIVIDENDS?

Having the Fund's monthly dividends automatically reinvested enables you to purchase additional shares at regular intervals, similar to dollar-cost-averaging. Monthly dividend reinvestment helps systematically accumulate shares and may improve the wealth building affects of a continuous investment strategy.

SCHEDULE OF INVESTMENTS (UNAUDITED)                                 OCTOBER 31,1995

                                                                           MARKET
NUMBER OF                                                                  VALUE
 SHARES                    SECURITY                                       (NOTE 1)
---------                  --------                                   ----------------
          COMMON STOCKS - 90.2%

          REAL ESTATE COMMERCIAL - 7.7%

 330,000  Crown American Realty Trust................................$     2,516,250
 165,000  Excel Realty Trust, Inc. ..................................      3,114,375
 166,000  IRT Property Co. ..........................................      1,577,000
 324,000  Mid-America Realty Investments, Inc. ......................      2,551,500
                                                                      ---------------
                                                                           9,759,125
                                                                      ---------------
          REAL ESTATE DIVERSIFIED - 5.8%

  30,000  Associated Estates Realty Corp. ...........................       615,0000
 225,000  Colonial Properties Trust .................................      5,625,000
  50,000  EastGroup Properties, SBI .................................      1,050,000
                                                                      ---------------
                                                                           7,290,000
                                                                      ---------------
          REAL ESTATE HEALTH CARE - 11.0%

 154,400  American Health Properties, Inc. ..........................      3,184,500
 309,800  Health Care REIT, Inc. ....................................      5,808,750
 163,400  National Health Investors, Inc. ...........................      4,902,000
                                                                      ---------------
                                                                          13,895,250
                                                                      ---------------
          TELECOMMUNICATIONS - 4.8%

 200,000  Pacific Telesis Group .....................................      6,075,000
                                                                      ---------------
          UTILITIES - 60.9%

 200,000  Boston Edison Co. .........................................      5,475,000
 210,000  Central & South West Corp. ................................      5,617,500
 184,600  Central Hudson Gas & Electric Corp. .......................      5,653,375
 220,000  CINergy Corp. .............................................      6,242,500
 300,000  Delmarva Power & Light Co. ................................      6,600,000
 100,000  General Public Utilities Corp. ............................      3,125,000
 250,000  Nevada Power Co. ..........................................      5,468,750
 225,000  New York State Electric & Gas Corp. .......................      5,681,250
 175,000  Northeast Utilities .......................................      4,331,250
 180,000  Oklahoma Gas & Electric Co. ...............................      7,200,000
 150,000  Orange & Rockland Utilities, Inc. .........................      5,268,750
 100,000  Public Service Co. of Colorado ............................      3,412,500
 225,000  Puget Sound Power & Light Co. .............................      5,118,750
 250,000  Rochester Gas & Electric Corp. ............................      5,875,000
  65,000  WPL Holdings, Inc. ........................................      1,982,500
                                                                      ---------------
                                                                          77,052,125
                                                                      ---------------

          Total Common Stocks (cost $111,290,336) ...................    114,071,500
                                                                      ---------------

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (UNAUDITED)                                          OCTOBER 31,1995

                                                                                     MARKET
NUMBER OF                                                                            VALUE
 SHARES                           SECURITY                                          (NOTE 1)
---------                         --------                                       --------------

             PREFERRED STOCKS - 1.1%

    100,000  Psychiatric Group Preferred Depositary Shares ......................$    1,425,000
                                                                                  --------------
               (each depositary share represents 1/10th of a share of
               American Health Properties Psychiatric Group Pfd. Stock)

             Total Preferred Stocks (cost $1,777,330) ...........................     1,425,000
                                                                                  --------------
 PRINCIPAL
  AMOUNT
----------
             CONVERTIBLE DEBENTURES - 4.7%

$   500,000  Dorchester Gas Corp. 8.50% Cv. Sub. Debs. 12/01/05 *................       469,040
$ 2,659,000  Interstate/Johnson Lane, Inc. 7.75% Cv. Sub. Debs. 03/31/11 ........     2,313,330
$ 1,000,000  Liberty Property Ltd. 8.00% Cv. Sub. Debs. 07/01/01 ................     1,035,000
$ 2,500,000  Mid-Atlantic Realty Trust 7.625% Cv. Sub. Debs. 09/15/03 ...........     2,087,500
                                                                                  --------------
             Total Convertible Debentures (cost $6,332,732) .....................     5,904,870
                                                                                  --------------
             SHORT-TERM NOTES - 2.9%

$ 1,180,000  Ford Motor Credit Company 5.71% due 11/01/95 .......................     1,180,000
$ 1,000,000  Ford Motor Credit Company 5.72% due 11/02/95 .......................     1,000,000
$ 1,525,000  Ford Motor Credit Company 5.78% due 11/03/95 .......................     1,525,000
                                                                                  --------------
             Total Short-Term Notes (cost $3,705,000) ...........................     3,705,000
                                                                                  --------------

             TOTAL INVESTMENTS - 98.9% (COST $123,105,398)**.....................   125,106,370

             CASH AND OTHER ASSETS, LESS LIABILITIES - 1.1%......................     1,335,466
                                                                                  --------------
             NET ASSETS - 100.0%.................................................$  126,441,836
                                                                                  ==============

*  Fair value as determined by the Board of Directors.

**Aggregate cost for federal income tax purposes is $123,105,398; and net unrealized appreciation is as follows:

             Gross unrealized appreciation.......................................$    7,925,801
             Gross unrealized depreciation.......................................    (5,924,829)
                                                                                  --------------
               Net unrealized appreciation.......................................$    2,000,972
                                                                                  ==============

                See accompanying notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                         October 31, 1995 (unaudited)

ASSETS
   Investments in securities at market value (identified cost $123,105,398) (Note 1)..$  125,106,370
   Cash...............................................................................       115,097
   Dividends receivable...............................................................     1,202,932
   Interest receivable................................................................        88,552
                                                                                       --------------
       Total Assets...................................................................   126,512,951
                                                                                       --------------
LIABILITIES
   Payable for securities purchased...................................................        27,410
   Accrued expenses...................................................................        36,570
   Other liabilities..................................................................         7,135
                                                                                       --------------
       Total Liabilities..............................................................        71,115
                                                                                       --------------
NET ASSETS
   Applicable to 4,815,721 shares; $1.00 par value; 10,000,000 shares authorized .....$  126,441,836
                                                                                       ==============
   Net asset value, offering and redemption price per share
      ($126,441,836 / 4,815,721 shares)...............................................$        26.26
                                                                                       ==============
SOURCE OF NET ASSETS
   Paid-in capital....................................................................$  144,803,625
   Accumulated distributions in excess of net investment income.......................      (217,911)
   Accumulated net realized loss on investments.......................................   (20,144,850)
   Net unrealized appreciation of investments.........................................     2,000,972
                                                                                       --------------
       Net Assets.....................................................................$  126,441,836
                                                                                       ==============
====================================================================================================

                            STATEMENT OF OPERATIONS
                  9 Months Ended October 31, 1995 (unaudited)

INCOME
  Dividends...........................................................................$    7,402,925
  Interest............................................................................       821,336
                                                                                       --------------
     Total Income.....................................................................     8,224,261
                                                                                       --------------
EXPENSES
  Advisory fees (Note 2)..............................................................       598,302
  Shareholder services fees (Note 2)..................................................       175,968
  Custodian fees (Note 2).............................................................        32,617
  Registration fees (Note 2)..........................................................        31,841
  Printing and postage fees...........................................................        30,219
  Directors' fees.....................................................................        25,716
  Administrative services fees (Note 2)...............................................        22,500
  Accounting/Pricing services fees (Note 2)...........................................        19,500
  Legal fees..........................................................................        14,415
  Miscellaneous fees..................................................................        11,531
  Audit fees..........................................................................        11,143
  Taxes other than income taxes.......................................................         5,887
                                                                                       --------------
     Total Expenses...................................................................       979,639
                                                                                       --------------
        Net Investment Income.........................................................     7,244,622
                                                                                       --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments....................................................       406,779
  Net increase in unrealized appreciation of investments..............................     6,855,716
                                                                                       --------------
     Net gain on investments..........................................................     7,262,495
                                                                                       --------------
        Net increase in net assets resulting from operations..........................$   14,507,117
                                                                                       ==============

               See accompanying notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                         9 Months
                                                                           Ended
                                                                        October 31,     Year Ended
                                                                           1995         January 31,
                                                                        (unaudited)        1995
                                                                      --------------   -------------

OPERATIONS
 Net investment income...............................................$    7,244,622   $  10,426,589
 Net realized gain (loss) on investments.............................       406,779     (17,833,712)
 Net increase (decrease) in unrealized appreciation (depreciation)
  of investments.....................................................     6,855,716      (3,842,840)
                                                                      --------------   -------------
   Net increase (decrease) in net assets resulting from operations...    14,507,117     (11,249,963)

DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net investment income
  ($1.38 and $1.92 per share, respectively)..........................    (7,244,622)    (10,336,402)
 Distributions in excess of net investment income
  ($.06 and $.00 per share, respectively)............................      (308,098)         --

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets derived from the net change
  in the number of outstanding shares (a)............................   (14,578,880)    (10,145,399)
                                                                      --------------   -------------
   Total Decrease in Net Assets......................................    (7,624,483)    (31,731,764)

NET ASSETS AT THE BEGINNING OF THE PERIOD............................   134,066,319     165,798,083
                                                                      --------------   -------------
NET ASSETS AT THE END OF THE PERIOD
 (including distributions in excess of net investment
  income of $217,911 and undistributed net
  investment income of $90,187, respectively)...... .................$  126,441,836   $ 134,066,319
                                                                      ==============   =============

(a) A summary of capital share transactions follows:

                                        9 Months Ended
                                       October 31, 1995                      Year Ended
                                         (unaudited)                      January 31, 1995
                              -----------------------------       --------------------------------
                                  Shares           Value             Shares             Value
                              ------------     ------------       ------------       -------------
Shares issued...............       620,279    $ 15,470,260          1,506,670      $   37,662,221
Shares reinvested from
   net investment income....       188,397       4,679,590            252,999           6,370,235
                              ------------     ------------       ------------       -------------
                                   808,676      20,149,850          1,759,669          44,032,456
Shares redeemed.............    (1,390,446)    (34,728,730)        (2,141,485)        (54,177,855)
                              ------------     ------------       ------------       -------------
   Net decrease.............      (581,770)   $(14,578,880)          (381,816)     $  (10,145,399)
                              ============     ============       ============       =============

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                         OCTOBER 31, 1995 (UNAUDITED)

NOTE 1. - Significant Accounting Policies. Stratton Monthly Dividend Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's objective is to seek a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock.
It will seek its objective through investment of at least 25% of assets in public utility companies engaged in the production, transmission or distribution of electric, energy, gas, water or telephone services. Due to the inherent risk of any type of investment, however, there can be no assurance that the objective of the Fund will be achieved. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A. Security valuation - Investments in securities traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded on the valuation date. Securities not listed or not traded are valued at the mean of the bid and ask price. Illiquid securities and other securities for which market valuations are not available are valued by or at the direction of the Board of Directors. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates market value.

  B. Determination of gains or losses on sales of securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

  C. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryover available to offset future capital gains, if any, of approximately $13,525,000 of which $341,000 expires in 1999 and $13,184,000 expires in 2003.

  D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

     The Fund's dividends from net investment income are based on estimates of earnings for the fiscal year. At October 31, 1995, dividends from net investment income exceed current net investment income. It is anticipated that dividends from net investment income will not exceed net investment income at fiscal year end.

NOTE 2. - During the nine months ended October 31, 1995, the Fund paid advisory fees aggregating $598,302 to Stratton Management Company, (the"Advisor"). Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Fund and pays the salaries of the Fund's officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, the Fund pays a monthly fee to the Advisor at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement to offset a significant portion of the cost of certain administrative responsibilities delegated to Fund/Plan Services, Inc. Because of certain undertakings to comply with various state securities laws, if in any fiscal year the expenses of the Fund (excluding taxes, brokerage commissions and interest) exceed 2 1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million and 1 1/2% of the remaining, the Advisor shall reimburse the Fund for such excess. Certain officers and directors of the Fund are also officers and directors of the Advisor. None of the Fund's officers receives compensation from the Fund.

The Fund's Transfer Agent, Fund/Plan Services, Inc. ("Fund/Plan"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Fund are shareholders of FinDaTex, Inc. Fund/Plan received fees of $175,968 for providing shareholder services, $22,500 for certain administrative services and $19,500 for accounting/pricing services during the nine months ended October 31, 1995. Pursuant to an agreement between The Bank of New York, (the "Custodian"), and Fund/Plan, the Custodian reallows a portion of its custody fee to Fund/Plan for certain services delegated to Fund/Plan. The amount is not readily determinable. Fund/Plan Broker Services, Inc. serves as the Fund's principal underwriter and receives no fees for services in assisting in sales of the Fund's shares but does receive an annual fee of $3,000 for its services in connection with the registration of the Fund's shares under state securities laws.

NOTE 3. - Purchases and sales of securities, excluding short-term notes, aggregated $47,412,399 and $60,248,365, respectively, for the nine months ended October 31, 1995.

                             FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                    9 MONTHS
                                                      ENDED
                                                      10/31/95                  YEARS ENDED JANUARY 31,
                                                                   --------------------------------------------------------
                                                    (UNAUDITED)        1995          1994        1993     1992       1991
                                                    -----------    -----------   -----------  --------- --------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD...............  $   24.84        $  28.69     $  29.91     $ 27.83   $ 23.02   $ 24.50
                                                    ----------     -----------   ----------   ---------  --------  --------
 INCOME FROM INVESTMENT OPERATIONS
 ---------------------------------
 Net investment income.............................       1.38            1.94         1.87        1.94      1.97      2.05
 Net gains (loss) on securities
  (both realized and unrealized)...................       1.48           (3.87)       (1.14)       2.08      4.79     (1.33)
                                                    ----------     -----------   ----------   ---------  --------  --------
    Total from investment operations...............       2.86           (1.93)        0.73        4.02      6.76      0.72
                                                    ----------     -----------   ----------   ---------  --------  --------
 LESS DISTRIBUTIONS
 ------------------
 Dividends (from net investment
  income)..........................................      (1.38)          (1.92)       (1.94)      (1.94)    (1.95)    (2.20)
 Distributions (in excess of net
  investment income)...............................      (0.06)           0.00        (0.01)       0.00      0.00      0.00
   Total distributions............................. ----------     -----------   ----------   ---------  --------  --------
                                                         (1.44)          (1.92)       (1.95)      (1.94)    (1.95)    (2.20)
                                                    ----------     -----------   ----------   ---------  --------  --------

NET ASSET VALUE, END OF PERIOD.....................  $   26.26        $  24.84     $  28.69     $ 29.91   $ 27.83   $ 23.02
                                                    ==========     ===========   ==========   =========  ========  ========
TOTAL RETURN.......................................     12.00%  **      -6.57%        2.22%      15.18%    30.55%     3.30%

RATIOS/SUPPLEMENTAL DATA
------------------------
 Net assets, end of period (in 000's)..............  $ 126,442        $134,066     $165,798     $98,227   $45,566   $31,178
 Ratio of expenses to average
  net assets.......................................      1.00%  *        1.08%        0.99%       1.10%     1.23%     1.27%
 Ratio of net investment
  income to average net assets.....................      7.43%  *        7.71%        6.12%       6.74%     7.63%     8.79%

 Portfolio turnover rate...........................     52.06%  *       39.50%       19.15%      35.94%    43.55%    14.00%

_________________
*  Annualized
** Nine months only


               See accompanying notes to financial statements .

                            SHAREHOLDER INFORMATION


MINIMUM INVESTMENT
------------------

The minimum amount for the initial purchase of shares of Stratton Monthly Dividend Shares is $2,000. Subsequent purchases may be made in amounts of $100 or more.

TELEPHONE EXCHANGE
------------------

Shares of Stratton Monthly Dividend Shares may be exchanged by telephone for shares of the other funds managed by Stratton Management Company, Stratton Growth Fund, Inc. or Stratton Small-Cap Yield Fund, if a special authorization form has been completed and is on file with the Transfer Agent in advance. Exchanges will only be permitted when the securities of both funds involved are registered in the state of the investor's residence. Stratton Monthly Dividend Shares reserves the right to suspend the exchange privilege at any time. A Prospectus of Stratton Growth Fund or Stratton Small-Cap Yield Fund should be obtained and read prior to making any such exchange.

INCOME DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS
-----------------------------------------------

Stratton Monthly Dividend Shares expects to make monthly distributions of all net investment income, and an annual distribution of any net realized capital gains.

SYSTEMATIC WITHDRAWAL PLAN
--------------------------

Investors who either own or purchase shares of Stratton Monthly Dividend Shares having a value of $10,000 or more may elect as another option to withdraw funds on a regular basis from their account on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more.

SHARE PRICE INFORMATION
-----------------------

The daily share price of Stratton Monthly Dividend Shares can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Fund is listed under Stratton Funds as Dividend or Monthly Dividend. The Fund's stock ticker symbol is STMDX.

RETIREMENT PLANS
----------------

Stratton Monthly Dividend Shares' IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans are available at no minimum investment.

GENERAL INFORMATION ON SMDS
---------------------------
Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Fund's "Distributor":

FUND/PLAN BROKER SERVICES, INC.
2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874
Telephone: 800-634-5726


EXISTING SHAREHOLDER ACCOUNT SERVICES
-------------------------------------
Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should continue to call or write our "Transfer Agent and Dividend Paying Agent":

FUND/PLAN SERVICES, INC.
2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874
Telephones: 610-834-3500 . 800-441-6580


INVESTMENT PORTFOLIO ACTIVITIES
-------------------------------
Questions regarding Stratton Monthly Dividend Shares' investment portfolio should be directed to the Fund's "Investment Advisor":

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255


ADDITIONAL PURCHASES ONLY to existing accounts should be mailed to a separate
-------------------------
lock box unit:

C/O FUND/PLAN SERVICES, INC.
P.O. Box 412797, Kansas City, MO 64141-2797


 This report is authorized for distribution to shareholders and to others who have received a copy of the Prospectus of Stratton Monthly Dividend Shares,
                                     Inc.

SMDS                         STRATTON MONTHLY
                             DIVIDEND SHARES, INC.


DIRECTORS

LYNNE M. CANNON

JOHN J. LOMBARD, JR.

ROSE J. RANDALL

HENRY A. RENTSCHLER

MERRITT N. RHOAD, JR.

ALEXANDER F. SMITH

RICHARD W. STEVENS

JAMES W. STRATTON


OFFICERS

JAMES W. STRATTON
Chairman

GERARD E. HEFFERNAN
President

JOHN A. AFFLECK
JOANNE E. KUZMA
FRANK H. REICHEL, III
Vice President

PATRICIA L. SLOAN
Secretary and Treasurer

JAMES A. BEERS
CAROL L. ROYCE
Assistant Secretary
Assistant Treasurer





INVESTMENT ADVISOR

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255


TRANSFER AGENT AND DIVIDEND PAYING AGENT

FUND/PLAN SERVICES, INC.
2 W. Elm Street, P.O. Box 874
Conshohocken, PA 19428-0874
Telephones: 610-834-3500 . 800-441-6580